                                                                 EXHIBIT (H)(15)

                                REVISED EXHIBIT A
                    TO THE TRANSFER AGENCY SERVICES AGREEMENT

     THIS EXHIBIT A, dated as of ___________, 2006, is revised Exhibit A to that certain Transfer Agency Services Agreement dated as of April 1, 2000 between PFPC Inc. and ABN AMRO Funds.

                                   PORTFOLIOS

                       ABN AMRO Investor Money Market Fund
                          ABN AMRO Municipal Bond Fund
                               ABN AMRO Bond Fund
                             ABN AMRO Balanced Fund
                              ABN AMRO Mid Cap Fund
                              ABN AMRO Growth Fund
                     ABN AMRO/Veredus Aggressive Growth Fund
                       ABN AMRO/Veredus Select Growth Fund
                    ABN AMRO/Montag & Caldwell Balanced Fund
                     ABN AMRO/Montag & Caldwell Growth Fund
                          ABN AMRO/Veredus SciTech Fund
                       ABN AMRO/TAMRO Large Cap Value Fund
                          ABN AMRO/TAMRO Small Cap Fund
                            ABN AMRO Real Estate Fund
                               ABN AMRO Value Fund
                       ABN AMRO Treasury Money Market Fund
                      ABN AMRO Government Money Market Fund
                      ABN AMRO Tax-Exempt Money Market Fund
                           ABN AMRO Money Market Fund
                 ABN AMRO Institutional Prime Money Market Fund
                       ABN AMRO Investment Grade Bond Fund
                          ABN AMRO High Yield Bond Fund
                 ABN AMRO/River Road Dynamic Equity Income Fund
                    ABN AMRO/River Road Small Cap Value Fund
                          ABN AMRO Mid Cap Growth Fund
                        Aston/ABN AMRO International Fund
                    Aston/Optimum Large Cap Opportunity Fund

ABN AMRO FUNDS                          PFPC INC.


By:                                     By:
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Title:                                  Title:
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